UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2007

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-1070

VA	13-1872319
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

190 Carondelet Plaza Suite 1530 Clayton, MO 63105
(Address of principal executive offices, including zip code)

314-480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On February 28, 2007, the Company issued a press release announcing the expiration of its offer to exchange up to $124,983,000 aggregate principal amount of 6.75% Senior Notes due 2016 for its outstanding 6.75% Senior Notes due 2016, which have certain transfer restrictions. The Exchange Offer expired at 5:00 p.m. New York City time, on February 28, 2007.

The press release is filed as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.        Exhibit
99.1        Press Release dated February 28, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

Date: February 28, 2007	By:	/s/ George H. Pain
George H. Pain
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 28, 2007.